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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2001

CINEMASTAR LUXURY THEATERS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of incorporation)	0-25252 (Commission File Number)	33-0451054 (IRS Employer Identification No.)

7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code (760) 929-2525

ITEM 5  OTHER EVENTS.

    On October 18, 2001 and November 19, 2001, Cinemastar Luxury Theatres, Inc. filed its Monthly Operating Reports for the months of September 2001 and October 2001, respectively, with the U.S. Bankruptcy Court for the Southern District of California, pursuant to the U.S. Trustee's Operating and Reporting Requirements for cases filed under Chapter 11 of the Bankruptcy Code. The Monthly Operating Reports are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits.
99.1	Debtor in possession monthly operating report dated October 18, 2001 for the month of September 2001
99.2	Debtor in possession monthly operating report dated November 19, 2001 for the month of October 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMASTAR LUXURY THEATERS, INC.
Dated: December 3, 2001	By:	/s/ DONALD H. HARNOIS, JR. Donald H. Harnois, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Item
99.1	Debtor in possession monthly operating report dated October 18, 2001 for the month of September 2001
99.2	Debtor in possession monthly operating report dated November 19, 2001 for the month of October 2001

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  ITEM 5 OTHER EVENTS.
  ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX